SUPPLEMENT DATED JULY 29, 2026

TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED SEPTEMBER 29, 2025, AS AMENDED

PRUDENTIAL INVESTMENT PORTFOLIOS 5

PGIM JENNISON DIVERSIFIED GROWTH FUND

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective September 29, 2026, the PGIM Jennison Diversified Growth Fund’s (the “Fund”) investment strategy as described in the Fund’s summary prospectus and prospectus will be revised as described below.

Currently, the Fund seeks to achieve its investment objectives by investing, under normal conditions, at least 80% of its investable assets in equity and equity-related securities of companies with market capitalizations comparable to those found in the Russell 1000 Index (measured at the time of purchase). The term “investable assets” refers to the Fund’s net assets plus any borrowings for investment purposes.

In accordance with recent regulatory requirements, to provide a description of the Fund’s “Diversified Growth” characteristics, effective September 29, 2026, the Fund’s investment strategy will be to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of companies with growth characteristics. For purposes of the Fund’s 80% investment policy, the Fund considers a company to have growth characteristics if (i) the company’s securities are represented on any growth index, or (ii) the subadviser believes the company’s underlying metrics, including, but not limited to, price to earnings ratio, price to book ratio and/or price to free cash flow ratio, indicate that the company could experience sales or earnings growth, or high returns on equity and assets.

This Supplement is dated July 29, 2026.

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